                                                                   EXHIBIT 10.19

                                    FORM OF
                                    -------

                               ESCROW AGREEMENT
                               ----------------

     This ESCROW AGREEMENT (the "Agreement") is made and entered into as of ____________, 1998, by and among MAC-GRAY CORPORATION, a Delaware corporation ("Mac-Gray"), MICHAEL SHANAHAN, an individual (the "Stockholder Representative"), GELCO CORPORATION, a _____________ corporation ("GECC"), STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company (the "Escrow Agent"), and the parties hereunder defined as the Intirion Stockholders, with reference to the following facts:

     A. Pursuant to the terms and conditions of an Agreement and Plan of Merger (the "Merger Agreement") dated as of December 22, 1997, by and among Mac-Gray, Intirion Corporation, a Delaware corporation ("Intirion"), MI Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Mac-Gray ("Merger Sub"), and Robert P. Bennett, Mac-Gray and Intirion have agreed to effect a combination of their respective businesses through a merger of Intirion and Merger Sub (the "Merger"). Capitalized terms not otherwise defined herein have the meanings set forth in the Merger Agreement.

     B. Under the terms of the Merger Agreement, Mac-Gray is entitled to indemnification under certain circumstances as set forth in Section 10 of the Merger Agreement.

     C. The purpose of this Agreement is to provide for the deposit into escrow of shares of Mac-Gray's common stock, par value $.01 per share ("Mac-Gray Common Stock"), pursuant to Section 1.12 of the Merger Agreement to secure, in part, the indemnification obligations of the Intirion Stockholders under Section 10 of the Merger Agreement.

     NOW, THEREFORE, based on the above premises and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1.  Appointment of Escrow Agent and Stockholder Representative;
         -----------------------------------------------------------
Indemnification.
---------------

         1.1  Escrow Agent.  The Escrow Agent is hereby appointed as escrow
              ------------
agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment on the terms set forth herein.

         1.2  Stockholder Representative.  The Stockholder Representative is
              --------------------------
hereby appointed as agent and representative of the holders of record, other than GECC, at the Effective Time of Intirion's Common Stock, Senior Stock, Series A Stock, Warrants and Options (collectively, as set forth on Schedule 1.2 to this Agreement, the "Intirion Stockholders") for the purposes set forth herein, and the Stockholder Representative accepts such appointment on the terms set forth herein. The term Intirion Stockholders shall not include GECC, which shall represent itself with respect to the Escrowed Shares (as defined in Section 2.1 hereof).

         1.3  Indemnification.  The Intirion Stockholders and GECC, by virtue
              ---------------
of their approval of the Merger Agreement, have agreed to indemnify and hold harmless Mac-Gray and the Surviving Corporation pursuant to Section 10 of the Merger Agreement. The Escrowed Shares (as defined in Section 2.1 hereof) shall secure, in part, the indemnification obligations of the Intirion Stockholders and GECC in the manner provided in this Agreement.

     2.   Escrow of Shares.
          ----------------

          2.1  Escrowed Shares: Proportionate Interest.  In accordance with
               ---------------------------------------
Section 1.12 of the Merger Agreement, at the Effective Time (which time shall be set forth in a certificate of Mac-Gray delivered to the Escrow Agent), Mac-Gray shall deposit with the Escrow Agent ________ [insert 10% of total number of shares issued in Merger] shares of Mac-Gray Common Stock (the "Escrowed Shares") which constitute ten percent (10%) of the total number of shares of Mac-Gray Common Stock comprising the Merger Consideration. Each Intirion Stockholder and GECC shall be deemed to have contributed the number of shares of Mac-Gray Common Stock set forth opposite such Intirion Stockholder's and GECC's name on
Schedule 1.2 which represents such Intirion Stockholder's and GECC's pro rata portion of the shares of Mac-Gray Common Stock issuable at the Effective Time to the Intirion Stockholders and GECC. (The pro rata portion for each Intirion Stockholder and GECC is set forth on Schedule 1.2 and is hereinafter referred as such Intirion Stockholder's and GECC's "Proportionate Interest"). The Escrowed Shares shall be issued in the name of the Escrow Agent or its nominee. If during the term of this Agreement there is declared a stock dividend or stock split, all securities thereby issuable with respect to the Escrowed Shares shall be deposited hereunder and shall be deemed "Escrowed Shares" for the purposes of this Agreement, in which event Mac-Gray shall deliver to the Escrow Agent an updated Schedule 1.2. If during the term of this Agreement there is paid to the Escrow Agent any dividends in cash or other property (other than securities) in respect of the Escrowed Shares, such dividends shall be paid currently by the Escrow Agent to the Intirion Stockholders and GECC in accordance with each Intirion Stockholder's and GECC's Proportionate Interest. The Escrowed Shares shall be held and disbursed by the Escrow Agent in accordance with the terms of this Agreement. The parties agree that for federal income tax purposes, GECC and the Intirion Stockholders will own the Escrowed Shares as of the Effective Time.

          2.2  Voting of Escrowed Shares.  The Escrowed Shares held by the
               -------------------------
Escrow Agent pursuant to this Agreement shall be deemed issued and outstanding. With respect to any matter on which stockholders of Mac-Gray have a right to vote, the Escrow Agent, upon receipt of written notices to such fact, on behalf of GECC and the Intirion Stockholders, acting at the written direction of such stockholders, shall have the right to vote, or not vote, all Escrowed Shares (or any portion thereof); provided, however, that the Escrow Agent shall at the
                      -----------------
expense of Mac-Gray promptly forward, or cause to be forwarded, copies of any proxies, proxy statements and other soliciting materials which it receives to GECC and the Intirion Stockholders, and shall vote the applicable portion of the Escrowed Shares in accordance with any written instructions timely received by the Escrow Agent from GECC and any Intirion Stockholder. Absent any such written instructions, the Escrow Agent shall not vote any Escrowed Shares.

          2.3  Escrowed Shares Nontransferable.  GECC's and the Intirion
               -------------------------------
Stockholders' interest in this Agreement and the Escrowed Shares (prior to the disbursement thereof) may not be transferred.

     3.   Application of Escrowed Shares.  The Escrowed Shares shall be held in
          ------------------------------
escrow under the terms of this Agreement and released by the Escrow Agent upon the following terms:

          3.1  Joint Instructions.  Upon joint written notice and instruction
               ------------------
from Mac-Gray, GECC and the Stockholder Representative that the Escrowed Shares, or any portion thereof, should be disbursed, the Escrow Agent shall make such disbursement in accordance with the directions set forth in such joint written notice and instruction.

          3.2  Indemnification Claim.  If at any time, or from time to time, on
               ---------------------
or before the earlier of (i) the first (lst) anniversary of the Closing Date and
(ii) the date of issuance of the first audited financial statements of Mac-Gray for the fiscal year ended December 31, 1998 (such earlier date, the "Termination Date"), Mac-Gray delivers to the Escrow Agent written notice (an "Indemnification Notice") or a Contingent Claim Notice (as defined in Section 10.3(b) of the Merger Agreement) and copies thereof pursuant to Section 4.1 hereof asserting that Mac-Gray is entitled to indemnification under Section 10 of the Merger Agreement, which Indemnification Notice or Contingent Claim Notice, as the case may be, shall state the basis and amount of such indemnification claim, then the Escrow Agent shall disburse to Mac-Gray, on the thirtieth (30th) day following receipt by the Escrow Agent of the Indemnification Notice or the Contingent Claim Notice, as the case may be, a number of the Escrowed Shares equal in value to the amount of such claim (calculated in accordance with Section 3.7 hereof); provided, however, that if
                                                    -----------------
the Escrow Agent receives written notice from either the Stockholder Representative or GECC prior to such thirtieth (30th) day that a dispute exists with respect to such indemnification claim (a "Dispute Notice"), which Dispute Notice shall state the basis of such dispute and the number of Escrowed Shares, if any, as to which no dispute exists, the Escrow Agent shall continue to hold the Escrowed Shares that are in dispute (but shall disburse to Mac-Gray the number of Escrowed Shares as to which no dispute exists) until directed otherwise pursuant to Section 3.3 hereof. GECC, Mac-Gray and the Stockholder Representative shall deliver a joint written notice to the Escrow Agent setting forth the Termination Date.

          3.3  Dispute of Indemnification Claim.  If the Escrow Agent timely
               --------------------------------
receives a Dispute Notice, the Escrow Agent shall retain the Escrowed Shares in dispute until the first to occur of the following:

               3.3.1 receipt by the Escrow Agent of a joint written instruction from Mac-Gray, GECC and the Stockholder Representative, in which case the Escrow Agent shall disburse the Escrowed Shares (or applicable portions thereof) as set forth in such joint written instructions; or

               3.3.2 receipt by the Escrow Agent of a final order of a court of competent jurisdiction (the "Indemnity Award") resolving the dispute, in which case the Escrow Agent shall disburse the Escrowed Shares (or applicable portions, thereof) as set forth in the Indemnity Award.

          3.4  Automatic Disbursement on Termination Date.  If, on the
               ------------------------------------------
Termination Date, there are Escrowed Shares remaining undisbursed and not subject to an Indemnification Notice or a Contingent Claim Notice received by the Escrow Agent, the Escrow Agent shall disburse (upon receipt of proper stock certificates from Mac-Gray's transfer agent) such Escrowed Shares to the Intirion Stockholders in accordance with each Intirion Stockholder's Proportionate Interest.

          3.5  [Intentionally Omitted]

          3.6  Fractional Shares.  No fractional shares shall be issued under
               -----------------
this Agreement to any of the Intirion Stockholders. Any payment which would result in the disbursement of a fractional share of Mac-Gray Common Stock shall be rounded to the nearest whole share.

          3.7  Payment of Indemnification Claims; Valuation of Mac-Gray Common
               ---------------------------------------------------------------
Stock.  Whenever this Agreement provides that the Escrow Agent may or shall
-----
disburse Escrowed Shares to Mac-Gray, the Escrow Agent shall deliver to the transfer agent for the Escrowed Shares the stock certificate representing such Escrowed Shares and the transfer agent shall deliver to the Escrow Agent one stock certificate representing the number of shares to be delivered to Mac-Gray and another stock certificate representing the balance of Escrowed Shares remaining. The Escrow Agent shall then deliver to Mac-Gray a stock certificate representing the appropriate number of Escrowed Shares determined in accordance with the next sentence. The number of Escrowed Shares disbursed to satisfy an indemnification claim by Mac-Gray shall be equal to the number of Escrowed Shares (rounded to the nearest whole share) determined as follows: (i) the amount of Losses with respect to which Mac-Gray is entitled to indemnification under Section 10 of the Merger Agreement and as to which the Escrow Agent has received an Indemnification Notice or a Contingent Claim Notice for which a Dispute Notice is not timely delivered or, if so delivered, the dispute has been resolved in accordance with
Section 3.3 hereof divided by (ii) the per share closing price of Mac-Gray
                   ----------
Common Stock on the New York Stock Exchange on the Closing Date as reported in The Wall Street Journal, as certified by Mac-Gray. The Intirion Stockholders and GECC shall not have the right to substitute other property for the Escrowed Shares with respect to the satisfaction of any indemnification claims secured hereby.

     4.   Communications with Stockholder Representative and GECC.
          -------------------------------------------------------

          4.1  Notice of Indemnification Claims.  Mac-Gray shall provide copies
               --------------------------------
of any Indemnification Notice or Contingent Claim Notice to GECC and the Stockholder Representative concurrently with the delivery thereof to the Escrow Agent.

          4.2  Additional Information Regarding Indemnification Claims.  Within
               -------------------------------------------------------
five (5) business days after receiving a request therefor from GECC or the Stockholder Representative, Mac-Gray shall furnish GECC or the Stockholder Representative, as the case may be, such additional information relating to any claim made in an Indemnification Notice or a Contingent Claim Notice as it or he may reasonably request from time to time for the purpose of evaluating the merits of the claim for indemnification.

          4.3  Settlement of Indemnification Claims.  In addition to any notices
               ------------------------------------
required under Section 10.6 of the Merger Agreement, at least ten (10) days prior to settling any claim with respect to which Mac-Gray is seeking indemnification (or such shorter period as is then consented to by the Stockholder Representative and GECC), Mac-Gray shall give the Stockholder Representative and GECC written notice thereof, which notice shall describe the material terms of such settlement.

     5.   Scope of Undertaking.  The Escrow Agent shall have no responsibility
          --------------------
or obligation of any kind in connection with this Agreement and the Escrowed Shares, and shall not be required to deliver the same or any part thereof or take any action with respect to any matters that might arise in connection therewith, other than to receive, hold, and make delivery of the Escrowed Shares as herein expressly provided or by reason of a judgment or order of a court of competent jurisdiction.

     6.   Knowledge and Sufficiency of Documents.  The Escrow Agent shall not be
          --------------------------------------
bound by or have any responsibility with respect to compliance with any agreement between any of the other parties hereto, including the Merger Agreement, irrespective of whether the Escrow Agent has knowledge of the existence of any such agreement or terms and provisions thereof, the Escrow Agent's only duty, liability, and responsibility being to receive, hold and deliver the Escrowed Shares as herein provided. The Escrow Agent shall not be required in any way to determine the validity or sufficiency, whether in form or in substance, of the Escrowed Shares or the validity, sufficiency, genuineness or accuracy of any instrument, document, certificate, statement or notice referred to in this Agreement or contemplated hereby, or the adequacy of any security interest created hereunder; or the identity or authority of the persons executing the same, and it shall be sufficient if any writing purporting to be such instrument, document, certificate statement or notice is delivered to the Escrow Agent and purports on its face to be correct in form and signed or otherwise executed by the party or parties required to sign or execute the same under this Agreement.

     7.   Right of Interpleader.  Should any controversy arise between Mac-Gray,
          ---------------------
on one hand, and the Stockholder Representative and/or GECC, on the other, or any other person, firm or entity, with respect to this Agreement, the Escrowed Shares, or any part thereof, or the right of any party or other person to receive the Escrowed Shares, or should such parties fail to designate another Escrow Agent as provided in Section 12 hereof, or if the Escrow Agent should be in doubt as to what action to take, the Escrow Agent shall have the right (but not the obligation) to (i) withhold delivery of the Escrowed Shares until the controversy is resolved as provided in Section 3.3 hereof or (ii) institute a bill of interpleader in any court of competent jurisdiction to determine the rights of the parties hereto (the right of the Escrow Agent to institute such bill of interpleader, however, shall not be deemed to modify the manner in which the Escrow Agent is entitled to make disbursements of the Escrowed Shares as hereinabove set forth, other than to tender the Escrowed Shares into the registry of such court). Should a bill of interpleader be instituted, or should the Escrow Agent be threatened with litigation or become involved in litigation in any manner whatsoever on account of this Agreement or the Escrowed Shares, then as between itself and the Escrow Agent, Mac-Gray hereby binds and obligates itself, its successors, heirs, executors and assigns to pay the Escrow Agent its reasonable attorneys' fees and any and all other disbursements, expenses, losses, costs and damages of the Escrow Agent in connection with or resulting from such threatened or actual litigation.

     8.   Scope of Duties and Errors in Judgment.  It is expressly understood
          --------------------------------------
and agreed that the Escrow Agent shall be under no duty or obligation to give any notice, or to do or to omit the doing of any action or anything with respect to the Escrowed Shares, except to hold the same and to make disbursements in accordance with the terms of this Agreement. Without limiting the generality of the foregoing, it is acknowledged and agreed that (i) no implied duties shall be read into this Agreement on the part of the Escrow Agent, and (ii) the Escrow Agent shall not be obligated to take any legal or remedial action which might in its judgment involve it in any expense or liability for which it has not been furnished acceptable indemnification. The Escrow Agent, its directors, officers and employees shall not be liable for any error in judgment or any act or steps taken or permitted to be taken in good faith, or for any mistake of law or fact, or for anything it may do or refrain from doing in connection herewith, except for its own willful misconduct or gross negligence.

     9.   Indemnity.  As between itself and the Escrow Agent, Mac-Gray agrees to
          ---------
indemnify the Escrow Agent against and hold the Escrow Agent and its officers, employees and directors harmless from any and all losses, costs, damages, expenses, claims, and attorney's fees and expenses suffered or incurred by the Escrow Agent as a result of, in connection with or arising from or out of the acts or omissions of the Escrow Agent in performance of or pursuant to this Agreement, except such acts or omissions as may result from the Escrow Agent's willful misconduct or gross negligence. In no event shall the Escrow Agent be liable for indirect, punitive, special or consequential damages.

     Mac-Gray, agrees to assume any and all obligations imposed now or hereafter by any applicable tax law with respect to the distribution of Escrowed Shares under this Agreement, and to indemnify and hold the Escrow Agent harmless from and against any taxes, additions for late payment, interest, penalties and other expenses, that may be assessed against the Escrow Agent in any such distribution or other activities under this Agreement. Mac-Gray, undertakes to instruct the Escrow Agent in writing with respect to the Escrow Agent's responsibility for withholding and other taxes, assessments, or other governmental charges, certifications and governmental reporting in connection with its acting as Escrow Agent under this Agreement. Mac-Gray agrees to indemnify and hold the Escrow Agent harmless from any liability on account of taxes, assessments or other governmental charges, including without limitation the withholding or deduction or the failure to withhold or deduct the same, and any liability for failure to obtain proper certifications or to properly report to governmental authorities, to which the Escrow Agent may be or become subject in connection with or which arises out of this Agreement, including costs and expenses (including reasonable legal fees and expenses), interest and penalties.

     10.  Consultation with Legal Counsel.  The Escrow Agent may consult with
          -------------------------------
its in-house counsel or other counsel satisfactory to it in respect to question relating to its duties or responsibilities hereunder or otherwise in connection herewith and shall not be liable for any action taken, suffered, or omitted by the Escrow Agent in good faith upon the advice of such counsel. The Escrow Agent may act through its officers, employees, agents and attorneys.

     11.  Reimbursement of Expenses.  The Escrow Agent shall be entitled to
          -------------------------
reimbursement from Mac-Gray of all its reasonable costs and expenses, including reasonable fees and expenses of legal counsel incurred by it in connection with the preparation, operating, administration and enforcement of this Agreement. The Escrow Agent shall be entitled to reimbursement on demand for all expenses incurred in connection with the administration of this Agreement or the escrow created hereby which are in excess of its compensation for normal services hereunder, including without limitation, payment of any legal fees and expenses incurred by the Escrow Agent in connection with resolution of any claim by any party hereunder.

     12.  Resignation.  The Escrow Agent may resign upon 10 days' prior written
          -----------
notice to Mac-Gray, GECC and the Stockholder Representative and upon written instruction to Mac-Gray, GECC and the Stockholder Representative, the Escrow Agent shall deliver the Escrowed Shares to any designated substitute Escrow Agent mutually agreeable to such parties. If Mac-Gray, GECC and the Stockholder Representative fail to designate a substitute Escrow Agent within 10 days, the Escrow Agent, in its sole discretion and its sole option, either may (i) continue to hold the Escrowed Shares or (ii) institute a bill of interpleader as contemplated by Section 7 hereof.

     13.  Compensation.  Mac-Gray shall pay to the Escrow Agent the fee
          ------------
determined by the Escrow Agent, from time to time, to be applicable to this escrow and bear all costs and expenses incurred by the Escrow Agent in connection therewith. The Escrow Agent's fees, as in effect on the date hereof, are attached hereto as Schedule A.
                       ----------

     14.  [Intentionally Omitted]

     15.  Responsibilities of the Stockholder Representative.
          --------------------------------------------------

          15.1  General.  The Stockholder Representative has been designated by
                -------
the Intirion Stockholders to represent the Intirion Stockholders with respect to the Escrowed Shares pursuant to the terms of this Agreement. The duties of the Stockholder Representative hereunder shall be limited to the observance of the express provisions of this Agreement. The Stockholder Representative shall not be subject to, or be obliged to recognize, any other agreement between the parties hereto or directions or instructions not specifically set forth or provided for herein or in the Merger Agreement.

          15.2  Reimbursement of Expenses.  The Intirion Stockholders shall
                -------------------------
reimburse the Stockholder Representative for reasonable out-of-pocket expenses incurred by the Stockholder Representative in the performance of his duties hereunder. During the period the Escrowed Shares are held in escrow under this Agreement, the reimbursement provided under this Section 15.2 shall be from sources of funds other than the Escrowed Shares.

          15.3  Duties.  The Intirion Stockholders hereby authorize the
                ------
Stockholder Representative to take all action necessary in connection with the implementation of this Agreement on behalf of the Intirion Stockholders, including, without limitation, giving and receiving all notices required to be given under this Agreement, settling any dispute arising hereunder and executing all such documents as the Stockholder Representative shall deem necessary or appropriate in connection with the transactions contemplated by this Agreement. All decisions and actions by the Stockholder Representative shall be binding upon all of the Intirion Stockholders, and no Intirion Stockholder shall have the right to object, dissent, protest or otherwise contest the same.

          15.4  Reliance.  By their execution of this Agreement, the Intirion
                --------
Stockholders agree that (i) Mac-Gray, GECC and the Escrow Agent shall be able to rely conclusively on the instructions and decisions of the Stockholder Representative as to any actions required or permitted to be taken by the Intirion Stockholders or the Stockholder Representative hereunder, and no party hereto shall have any cause of action against any other for any action taken in reliance upon the instructions or decisions of the Stockholder Representative,
(ii) all actions, decisions and instructions of the Stockholder Representative shall be conclusive and binding upon all of the Intirion Stockholders and no Intirion Stockholder shall have any cause of action against the Stockholder Representative or any other person for any action taken, decision made or instruction given by the Stockholder Representative under this Agreement, unless the Stockholder Representative is guilty of gross negligence or willful misconduct and (iii) the provisions of this Section 15 are independent and severable, shall constitute an irrevocable power of attorney, coupled with an interest and surviving death, granted by the Intirion Stockholders to the Stockholder Representative and shall be binding upon the executors, heirs, legal representatives and successors of each Intirion Stockholder.

     16.  Resignation or Removal of the Stockholder Representative.  The
          --------------------------------------------------------
Stockholder Representative may resign as representative by giving Mac-Gray, GECC, the Escrow Agent and each of the Intirion Stockholders not less than forty-five (45) days' written notice of the effective date of such resignation. The Intirion Stockholders holding a majority of the Proportionate Interests of all Intirion Stockholders may, by delivering written notice to Mac-Gray, GECC, the Escrow Agent and the Stockholder Representative, remove the Stockholder Representative with or without cause. Prior to the effective date of such resignation or removal, Intirion Stockholders holding a majority of the Proportionate Interests of all Intirion Stockholders may deliver to Mac-Gray, GECC and the Escrow Agent a written designation of a substitute representative. If no designation is made, the Stockholder Representative shall appoint a substitute representative.

     17.  Confidentiality.  All of the information provided by the parties to
          ---------------
this Agreement pursuant to this Agreement shall be deemed "Confidential Information" except to the extent that such information (i) was known to the receiving party prior to its receipt from the disclosing party, (ii) is or becomes part of the public domain through no fault of any party hereto or (iii) is disclosed by a party hereto to a third party that is legally free to disclose such information. Each of the parties to this Agreement agrees that, without the express written consent of the other parties hereto, it will (i) not use the Confidential Information for any purpose except as required to discharge its responsibilities under this Agreement; (ii) use reasonable efforts to prevent the disclosure or other dissemination of the Confidential Information in its possession to any third party; and (iii) upon discharging its responsibilities under this Agreement, return or destroy any document in its possession containing any Confidential Information supplied by the other parties to this Agreement.

     18.  Miscellaneous.
          -------------

          18.1  Complete Agreement.  This Agreement and any documents referred
                ------------------
to herein (including, without limitation, the Merger Agreement) or executed contemporaneously herewith constitute the parties' entire agreement with respect to the subject matter hereof and supersede all agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof. This Agreement shall be binding upon the respective parties hereto and their heirs, executors, successors and assigns.

          18.2  Amendments and Waivers.  This Agreement may be amended, modified
                ----------------------
and supplemented, and compliance by with any provision hereof waived, only by a writing signed by Mac-Gray, GECC, the Escrow Agent and the Stockholder Representative; provided, however, that this Agreement may not be amended,
                --------  -------
modified or supplemented, or compliance with any provision hereof waived, in a manner that would materially and adversely affect the rights or benefits of the Intirion Stockholders without the written consent of the Intirion Stockholders holding a majority of the Proportionate Interests of all Intirion Stockholders.

          18.3  Assignment.  This Agreement shall be binding upon and inure to
                ----------
the benefit of Mac-Gray, the Escrow Agent, GECC, the Intirion Stockholders and the Stockholder Representative and their respective successors and permitted assigns. Except as expressly provided in this Agreement, none of the parties may assign any of his or its rights or obligations under this Agreement without the prior written consent of the others; provided, however, that Mac-Gray may
                                         --------  -------
assign its rights under this Agreement in connection with a merger, consolidation or sale of substantially all of the assets of the Surviving Corporation or Mac-Gray.

          18.4  Waivers Strictly Construed.  With regard to any power, remedy or
                --------------------------
right provided herein or otherwise available to any party hereunder (a) no waiver or extension of time shall be effective unless expressly contained in a writing signed by the waiving party; and (b) no alteration, modification or impairment shall be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

          18.5  Severability.  In case any one or more of the provisions
                ------------
contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

          18.6  Termination.  Upon the final distribution of the Escrowed Shares
                -----------
pursuant to Section 3 hereof, this Agreement shall terminate. Anything contained herein to the contrary notwithstanding, the provisions of Sections 7, 9 and 17 shall remain in full force and effect following the termination of this Agreement.

          18.7  Notices.  All notices under this Agreement will be in writing
                -------
and will be delivered by personal service or facsimile or certified mail (or, if certified mail is not available, then by first class mail), postage prepaid, to such address as may be designated from time to time by the relevant party, and which will initially be as set forth below. Copies of all notices shall be given to Mac-Gray, GECC, the Stockholder Representative and the Escrow Agent; provided, however, that the failure to give copies of such notice shall not
--------  -------
render the notice invalid or unenforceable. Any notice sent by certified mail will be deemed to have been given five (5) days after the date on which it is mailed. All other notices will be deemed given when received. No objection may be made to the manner of delivery of any notice actually received in writing by an authorized agent of a party. Notices will be addressed as follows or to such other address as the party to whom the same is directed will have specified in conformity with the foregoing:

          (a)   If to Mac-Gray:

                Mac-Gray Corporation
                22 Water Street
                Cambridge, MA 02141
                Attn: Chief Executive Officer
                Facsimile:  (617) 492-5386

          (b)   If to the Stockholder Representative:

                Mr. Michael Shanahan
                c/o Eastech Management
                30 Federal Street, 3rd Floor
                Boston, MA 02110
                Facsimile:  (617) 695-2699

          (c)   If to the Escrow Agent:

                State Street Bank and Trust Company
                225 Franklin Street
                Boston, Massachusetts 02110
                Attn: Mr. Scott Knox
                Facsimile: (617) 664-5365

          (d)   If to Gelco Corporation:

                Gelco Corporation
                c/o GE Capital Corporation
                120 Long Ridge Road
                Stamford, Connecticut 06927
                Attn: Mr. William Krause
                Facsimile: (203) 961-2585

          18.8  Governing Law. The rights and liabilities of the parties under
                -------------
this Agreement shall be governed by the laws of The Commonwealth of Massachusetts, regardless of the choice of laws provisions of such state or any other jurisdiction. Any litigation between the parties shall be conducted exclusively in the state or federal courts of Massachusetts, and each party consents to the exclusive jurisdiction of such courts for such purposes.

          18.9  Headings.  The headings in this Agreement are inserted only as a
                --------
matter of convenience, and in no way define, limit, or extend or interpret the scope of this Agreement or of any particular Section.

          18.10 Force Majeure.  Neither Mac-Gray, GECC, the Stockholder
                -------------
Representative nor the Escrow Agent shall be responsible for delays or failures in performance resulting from acts beyond their control.

Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.

          18.11 Reproduction of Documents.  This Agreement and all documents
                -------------------------
relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, and (b) certificates and other information previously or hereafter furnished, may be reproduced by any photographic , photostatic, microfilm, optical disk, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

          18.12 Counterparts.  This Agreement may be executed in counterparts,
                ------------
each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                         [NEXT PAGE IS SIGNATURE PAGE]

                      Signature Page to Escrow Agreement
                      ----------------------------------

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                              MAC-GRAY CORPORATION



                              ------------------------------------------
                              Name:
                              Title:

                              INTIRION CORPORATION



                              -----------------------------------------------
                              Name:
                              Title:

                              STATE STREET BANK AND TRUST COMPANY



                              -----------------------------------------------
                              Name:
                              Title:

                              GELCO CORPORATION



                              -----------------------------------------------
                              Name:
                              Title:




                              -----------------------------------------------
                              Michael Shanahan, as Stockholder Representative


                              INTIRION STOCKHOLDERS